Exhibit O
FORM 10f-3          FUND:  PW Series Trust Growth
                           -----------------------------------------------------

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:  Anthony Indust.  ANT #036798106
                 ---------------------------------------------------------------

2.      Date of Purchase:  5/25/95
                           -----------------------------------------------------

3.      Date offering commenced:  5/25/95
                                  ----------------------------------------------

4.      Underwriters from whom purchased:  Salomon, AG Edwards, Smith Barney
                                           -------------------------------------

5.      "Affiliated Underwriter" managing or participating in syndicate:

        Paine Webber
        ------------------------------------------------------------------------

6.      Aggregate principal amount of purchase:  $930,000.00
                                                 -------------------------------

7.      Aggregate principal amount of offering:  $62,000,000.00
                                                 -------------------------------

8.      Purchase price (net of fees and expenses):  $15.50
                                                    ----------------------------

9.      Initial public offering price: $15.50
                                       -----------------------------------------

10.     Commission, spread or profit:               %             $.465
                                      -------------               -----

11.     Have the following conditions been satisfied?                                               YES       NO
                                                                                                    ---       --
        a.      The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
                Act of 1934.                                                                          x
                                                                                                    -----    -----

        b.      The securities were purchased  prior to the end of the end first full business day of  the offering  at  not more than the initial  offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth day preceding the  day  on which the offering
                terminated.                                                                           x
                                                                                                    -----    -----

        c.      The underwriting was a firm commitment underwriting.                                  x
                                                                                                    -----    -----

        d.      The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during
                the same period.                                                                      x
                                                                                                    -----    -----

        e.      (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous
                operation for not less than three years.                                              x
                                                                                                    -----    -----

                (2)   If securities are municipal  securities,  the issue of securities has received an  investment grade rating from  a nationally recognized statistical  rating organization or, if the  issuer or entity supplying the  revenues from which the issue  is to be paid shall have been in continuous operation for less than  three years (including any predecessor), the issue has  received one of the three  highest ratings from at least one such rating organization.
                                                                                                      x
                                                                                                    -----    -----

        f.      The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed
                10% of the principal amount of the offering.                                          x
                                                                                                    -----    -----

        g.      The purchase price was less than 3% of the Fund's total assets.                       x
                                                                                                    -----    -----

        h.      No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the
                account of any Affiliated Underwriter.                                                x
                                                                                                    -----    -----
Approved:  Ellen R. Harris                      Date:  9/5/95
           ---------------------                       -----------------------

10/26/95

FORM 10f-3      FUND:  PW Series Trust Growth
                       ---------------------------------------------------------
Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:  Railtex    RTEX
                 ---------------------------------------------------------------

2.      Date of Purchase:  3/7/95
                           -----------------------------------------------------

3.      Date offering commenced:  3/7/95
                                  ----------------------------------------------

4.      Underwriters from whom purchased:  Morgan Stanley & Werthiem
                                           -------------------------------------

5.      "Affiliated Underwriter" managing or participating in syndicate:

        PaineWebber
        ------------------------------------------------------------------------

6.      Aggregate principal amount of purchase:  $1,080,000.00
                                                 -------------------------------

7.      Aggregate principal amount of offering:  $51,960,000.00
                                                 -------------------------------

8.      Purchase price (net of fees and expenses):  $24.00
                                                    ----------------------------

9.      Initial public offering price:  $24.00
                                        ----------------------------------------

10.     Commission, spread or profit:            %               $.74
                                      -----------                ----


11.     Have the following conditions been satisfied?                                               YES       NO
                                                                                                    ---       --
        a.      The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
                Act of 1934.                                                                          x
                                                                                                    -----    -----

        b.      The securities were purchased  prior to the end of the end first full business day of  the offering  at  not more than the initial  offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth day preceding the  day  on which the offering
                terminated.                                                                           x
                                                                                                    -----    -----

        c.      The underwriting was a firm commitment underwriting.                                  x
                                                                                                    -----    -----

        d.      The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during
                the same period.                                                                      x
                                                                                                    -----    -----

        e.      (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous
                operation for not less than three years.                                              x
                                                                                                    -----    -----

                (2)  If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings
                from at least one such rating organization.                                           x
                                                                                                    -----    -----

        f.      The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed
                10% of the principal amount of the offering.                                          x
                                                                                                    -----    -----

        g.      The purchase price was less than 3% of the Fund's total assets.                       x
                                                                                                    -----    -----

        h.      No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the
                account of any Affiliated Underwriter.                                                x
                                                                                                    -----    -----
Approved:  Ellen R. Harris                              Date:  9/9/95
           ---------------------------                  ----------------------

10/26/95

FORM 10f-3          FUND:  PW Series Trust Growth
                           -----------------------------------------------------

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:  Act Manufacturing ACTM 000973107
                 ---------------------------------------------------------------

2.      Date of Purchase:  3/30/95
                           -----------------------------------------------------

3.      Date offering commenced:  3/30/95
                                  ----------------------------------------------

4.      Underwriters from whom purchased:  Alex Brown, AG Edwards, Adams Harkness
                                           -------------------------------------

5.      "Affiliated Underwriter" managing or participating in syndicate:

        PaineWebber
        ------------------------------------------------------------------------

6.      Aggregate principal amount of purchase:  $60,000.00
                                                 -------------------------------

7.      Aggregate principal amount of offering:  $31,200,000.00
                                                 -------------------------------

8.      Purchase price (net of fees and expenses):  $12.00
                                                    ----------------------------

9.      Initial public offering price:  $12.00
                                        ----------------------------------------

10.     Commission, spread or profit:             %               $.48
                                     -------------                ----


11.     Have the following conditions been satisfied?                                               YES       NO
                                                                                                    ---       --
        a.      The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
                Act of 1934.                                                                          x
                                                                                                    -----    -----


        b.      The securities were purchased  prior to the end of the end first full business day of  the offering  at  not more than the initial  offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth day preceding the  day  on which the offering
                terminated.                                                                           x
                                                                                                    -----    -----

        c.      The underwriting was a firm commitment underwriting.                                  x
                                                                                                    -----    -----

        d.      The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during
                the same period.                                                                      x
                                                                                                    -----    -----

        e.      (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous
                operation for not less than three years.                                              x
                                                                                                    -----    -----

                (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings
                from at least one such rating organization.                                           x
                                                                                                    -----    -----

        f.      The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed
                10% of the principal amount of the offering.                                          x
                                                                                                    -----    -----

        g.      The purchase price was less than 3% of the Fund's total assets.                       x
                                                                                                    -----    -----

        h.      No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the
                account of any Affiliated Underwriter.                                                x
                                                                                                    -----    -----

Approved: Ellen R. Harris                               Date:  9/9/95
          -------------------------------                      -----------------

10/26/95

FORM 10f-3           FUND:  PW Series Trust Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer:  Easco  ESCO 27033e103
                 ---------------------------------------------------------------

2.      Date of Purchase:  4/13/95
                           -----------------------------------------------------

3.      Date offering commenced:  4/13/95
                                  ----------------------------------------------

4.      Underwriters from whom purchased:  First Boston & Oppenheimer
                                           -------------------------------------

5.      "Affiliated Underwriter" managing or participating in syndicate:

        PaineWebber
        ------------------------------------------------------------------------

6.      Aggregate principal amount of purchase:  $700,000.00
                                                 -------------------------------

7.      Aggregate principal amount of offering:  $56,000,000.00
                                                 -------------------------------

8.      Purchase price (net of fees and expenses):  $14.00
                                                    ----------------------------

9.      Initial public offering price:  $14.00
                                        ----------------------------------------

10.     Commission, spread or profit:            %            $.58
                                     ------------             ----


11.     Have the following conditions been satisfied?                                               YES       NO
                                                                                                    ---       --
        a.      The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
                Act of 1934.                                                                          x
                                                                                                    -----    -----

        b.      The securities were purchased  prior to the end of the end first full business day of  the offering  at  not more than the initial  offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth day preceding the  day  on which the offering
                terminated.                                                                           x
                                                                                                    -----    -----

                c.      The underwriting was a firm commitment underwriting.                          x
                                                                                                    -----    -----

                d.      The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting
                        similar securities during the same period.                                    x
                                                                                                    -----    -----

                e.      (1)  If securities are registered under the Securities Act of
                        1933, the issuer of the securities and its predecessor have been
                        in continuous operation for not less than three years.                        x
                                                                                                    -----    -----

                        (2) If securities are municipal securities, the issue of
                        securities has received an investment grade rating from a
                        nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at
                        least one such rating organization.                                           x
                                                                                                    -----    -----

                f.      The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal
                        amount, whichever is greater, provided that in no event did such
                        amount exceed 10% of the principal amount of the offering.                    x
                                                                                                    -----    -----

                g.      The purchase price was less than 3% of the Fund's total assets.               x
                                                                                                    -----    -----

                h.      No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
                        Underwriter.                                                                  x
                                                                                                    -----    -----

Approved:  Ellen R. Harris                                  Date:  9/9/95
           ----------------------------                            -------------

10/26/95

FORM 10f-3      FUND:  PW Series Trust Growth
                       ---------------------------------------------------------

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer:  Data Stream  DSTM 238124101
                 ---------------------------------------------------------------

2.      Date of Purchase:  3/29/95
                           -----------------------------------------------------

3.  Date offering commenced:  3/29/95
                              --------------------------------------------------

4.      Underwriters from whom purchased:  Robinson Humphrey & Raymond James
                                           -------------------------------------

5.      "Affiliated Underwriter" managing or participating in syndicate:

        PaineWebber
        ------------------------------------------------------------------------

6.      Aggregate principal amount of purchase:  $37,500.00
                                                 -------------------------------

7.      Aggregate principal amount of offering:  $21,000,000.00
                                                 -------------------------------

8.      Purchase price (net of fees and expenses):  $15.00
                                                    ----------------------------

9.      Initial public offering price:  $15.00
                                        ----------------------------------------

10.     Commission, spread or profit:          %              $.60
                                      ---------               ----

11.     Have the following conditions been satisfied?

                                                                                                    YES       NO
                                                                                                    ---       --
        a.      The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
                Act of 1934.                                                                          x
                                                                                                    -----    -----

        b.      The securities were purchased  prior to the end of the end first full business day of  the offering  at  not more than the initial  offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth day preceding the  day  on which the offering
                terminated.                                                                           x
                                                                                                    -----    -----

        c.      The underwriting was a firm commitment underwriting.                                  x
                                                                                                    -----    -----

        d.      The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during
                the same period.                                                                      x
                                                                                                    -----    -----

        e.      (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous
                operation for not less than three years.                                              x
                                                                                                    -----    -----

                (2)  If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings
                from at least one such rating organization.                                           x
                                                                                                    -----    -----

        f.      The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed
                10% of the principal amount of the offering.                                          x
                                                                                                    -----    -----

        g.      The purchase price was less than 3% of the Fund's total assets.                       x
                                                                                                    -----    -----

        h.      No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

Approved: Ellen R. Harris                               Date: 9/9/95
          ------------------------------                      ------------------
10/26/95





